                                United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  Form N-CSR
                       Certified Shareholder Report of
                  Registered Management Investment Companies

                                   811-3266

                     (Investment Company Act File Number)

                 Federated Government Income Securities, Inc.
       ---------------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000

                                (412) 288-1900
                       (Registrant's Telephone Number)

                          John W. McGonigle, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                      Date of Fiscal Year End: 2/28/2006

             Date of Reporting Period: Fiscal year ended 2/28/06
                                       -------------------------

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Government Income Securities, Inc.

Established 1986

20TH ANNUAL SHAREHOLDER REPORT

February 28, 2006

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.94	$9.12	$9.23	$8.82	$8.80
Income From Investment Operations:
Net investment income	0.35 [2]	0.32 [2]	0.34 [2]	0.42 [2]	0.46 [2]
Net realized and unrealized gain (loss) on investments	(0.14)	(0.15)	(0.06)	0.43	0.07
TOTAL FROM INVESTMENT OPERATIONS	0.21	0.17	0.28	0.85	0.53
Less Distributions:
Distributions from net investment income	(0.36)	(0.35)	(0.39)	(0.44)	(0.51)
Net Asset Value, End of Period	$8.79	$8.94	$9.12	$9.23	$8.82
Total Return [3]	2.35%	1.90%	3.13%	9.86%	6.15%

Ratios to Average Net Assets:
Net expenses	0.99%	0.98%	0.98%	0.98%	0.98%
Net investment income	3.99%	3.57%	3.70%	4.69%	5.23%
Expense waiver/reimbursement [4]	0.50%	0.50%	0.49%	0.49%	0.48%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,672	$49,554	$57,407	$77,994	$123,455
Portfolio turnover	117%	66%	50%	424%	169%

1 Beginning with the year ended February 28, 2006, the fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.92	$9.10	$9.20	$8.80	$8.78
Income From Investment Operations:
Net investment income	0.28 [2]	0.25 [2]	0.27 [2]	0.35 [2]	0.39 [2]
Net realized and unrealized gain (loss) on investments	(0.15)	(0.15)	(0.05)	0.42	0.07
TOTAL FROM INVESTMENT OPERATIONS	0.13	0.10	0.22	0.77	0.46
Less Distributions:
Distributions from net investment income	(0.29)	(0.28)	(0.32)	(0.37)	(0.44)
Net Asset Value, End of Period	$8.76	$8.92	$9.10	$9.20	$8.80
Total Return [3]	1.46%	1.14%	2.47%	8.97%	5.38%

Ratios to Average Net Assets:
Net expenses	1.74%	1.73%	1.73%	1.73%	1.73%
Net investment income	3.20%	2.84%	2.95%	3.94%	4.49%
Expense waiver/reimbursement [4]	0.25%	0.25%	0.24%	0.24%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,376	$97,339	$132,496	$179,786	$116,734
Portfolio turnover	117%	66%	50%	424%	169%

1 Beginning with the year ended February 28, 2006, the fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.95	$9.13	$9.23	$8.82	$8.80
Income From Investment Operations:
Net investment income	0.29 [2]	0.26 [2]	0.27 [2]	0.35 [2]	0.40 [2]
Net realized and unrealized gain (loss) on investments	(0.16)	(0.16)	(0.05)	0.43	0.06
TOTAL FROM INVESTMENT OPERATIONS	0.13	0.10	0.22	0.78	0.46
Less Distributions:
Distributions from net investment income	(0.29)	(0.28)	(0.32)	(0.37)	(0.44)
Net Asset Value, End of Period	$8.79	$8.95	$9.13	$9.23	$8.82
Total Return [3]	1.46%	1.14%	2.47%	9.05%	5.37%

Ratios to Average Net Assets:
Net expenses	1.74%	1.73%	1.73%	1.73%	1.73%
Net investment income	3.21%	2.84%	2.95%	3.94%	4.49%
Expense waiver/reimbursement [4]	0.25%	0.25%	0.24%	0.24%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,676	$26,091	$33,941	$41,532	$32,997
Portfolio turnover	117%	66%	50%	424%	169%

1 Beginning with the year ended February 28, 2006, the fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2006 [1]	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.93	$9.11	$9.22	$8.81	$8.79
Income From Investment Operations:
Net investment income	0.35 [2]	0.32 [2]	0.34 [2]	0.42 [2]	0.46 [2]
Net realized and unrealized gain (loss) on investments	(0.15)	(0.15)	(0.06)	0.43	0.07
TOTAL FROM INVESTMENT OPERATIONS	0.20	0.17	0.28	0.85	0.53
Less Distributions:
Distributions from net investment income	(0.36)	(0.35)	(0.39)	(0.44)	(0.51)
Net Asset Value, End of Period	$8.77	$8.93	$9.11	$9.22	$8.81
Total Return [3]	2.23%	1.92%	3.14%	9.88%	6.15%

Ratios to Average Net Assets:
Net expenses	0.99%	0.98%	0.98%	0.98%	0.98%
Net investment income	3.96%	3.59%	3.70%	4.69%	5.24%
Expense waiver/reimbursement [4]	0.25%	0.25%	0.24%	0.24%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$486,918	$558,413	$652,529	$750,964	$794,482
Portfolio turnover	117%	66%	50%	424%	169%

1 Beginning with the year ended February 28, 2006, the fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2005 to February 28, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/1/2005	Ending Account Value 2/28/2006	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 999.70	$4.91
Class B Shares	$1,000	$ 996.00	$8.61
Class C Shares	$1,000	$ 996.00	$8.61
Class F Shares	$1,000	$ 998.60	$4.91
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.89	$4.96
Class B Shares	$1,000	$1,016.17	$8.70
Class C Shares	$1,000	$1,016.17	$8.70
Class F Shares	$1,000	$1,019.89	$4.96

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	0.99%
Class B Shares	1.74%
Class C Shares	1.74%
Class F Shares	0.99%

Management's Discussion of Fund Performance

The fund's total returns based upon net asset value for the 12-month reporting period was 2.35% for the Class A Shares, 1.46% for the Class B Shares, 1.46% for the Class C Shares, and 2.23% for the Class F Shares. The total return for the Class F Shares consisted of 4.02% of income and 1.79% depreciation in the net asset value of the shares. A composite benchmark, calculated by the fund's investment adviser by combining 60% of the total return of the Lehman Brothers Mortgage Backed Securities Index and 40% of the total return of the Lehman Brothers Government Index, 1 returned 3.10%. The fund's total return reflected actual cashflows, transaction costs and other expenses not reflected in the total return of the passive indices.

The fund's investment strategy focused on: (a) selection of securities with advantageous prepayment and value characteristics; (b) yield curve; (c) the effective duration of the portfolio (which reflects the portfolio's sensitivity to changes in interest rates); 2 and (d) sector allocation.

For the purposes of the following, the discussion will focus on performance of the fund's Class F Shares.

MARKET OVERVIEW

During the reporting period, interest rates increased across the Treasury maturity spectrum, with the exception of 30-year bonds. Specifically, two-year and ten-year Treasury yields increased 1.08% and 0.17%, respectively, and 30-year bond yields declined 0.21%.

Mortgage-backed securities (MBS) outperformed the agency and U.S. Treasury sectors on a total rate of return basis due to their higher yields.

1 Lehman Brothers Government Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed-income security mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

SECURITY SELECTION

Security selection focused on relative value opportunities and prepayment risk management. Prepayments negatively impact performance on premium-priced (investments with prices above par) mortgage securities because more rapidly than forecast principal repayment results in lower than expected return. Analysis of the factors which impact prepayments, including geographic considerations, loan balance, loan-to-value ratio, and credit score, resulted in advantageous prepayment performance compared to the general market. Security selection positively impacted fund performance.

YIELD CURVE

The steepness of the yield curve, as measured by the two- to ten-year Treasury yield spread, decreased significantly during the period as short-term rates increased to a much greater extent than longer term maturities. As a result, longer maturity Treasuries outperformed those with shorter maturities. Investment strategies designed to take advantage of the flattening yield curve proved advantageous to fund performance.

DURATION 3

Throughout the period, a below-benchmark duration stance was maintained in anticipation of higher interest rates. As interest rates increased during the fiscal year, the strategy positively contributed to the fund's total return.

SECTOR ALLOCATION

Allocation among sectors--including mortgage-backed securities, Treasuries and agency debt--was adjusted throughout the year based on views of relative value. The various sectors did not always perform as anticipated. Consequently, sector allocation detracted from fund performance.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations. The fund's duration was calculated using a third-party analytical system that may use different assumptions than were used to calculate the Indices' durations.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Government Income Securities, Inc. (Class A Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2006, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index (LBMBGS) comprised of 60% Lehman Brothers Mortgage Backed Securities Index (LBMBSI) and 40% Lehman Brothers Government Index (LBGI). 2

Average Annual Total Returns [3] for the Period Ended 2/28/2006
1 Year	(2.24)%
5 Years	3.69%
Start of Performance (8/5/1996)	5.21%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LBMBGS is a weighted index that combines components of the LBMBSI and the LBGI. Figures shown for the index assume a constant weighting of 60% LBMBSI and 40% LBGI throughout the reporting period. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Government Income Securities, Inc. (Class B Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2006, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index (LBMBGS) comprised of 60% Lehman Brothers Mortgage Backed Securities Index (LBMBSI) and 40% Lehman Brothers Government Index (LBGI). 2

Average Annual Total Returns [3] for the Period Ended 2/28/2006
1 Year	(3.94)%
5 Years	3.50%
Start of Performance (8/5/1996)	5.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LBMBGS is a weighted index that combines components of the LBMBSI and the LBGI. Figures shown for the index assume a constant weighting of 60% LBMBSI and 40% LBGI throughout the reporting period. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Government Income Securities, Inc. (Class C Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2006, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index (LBMBGS) comprised of 60% Lehman Brothers Mortgage Backed Securities Index (LBMBSI) and 40% Lehman Brothers Government Index (LBGI). 2

Average Annual Total Returns [3] for the Period Ended 2/28/2006
1 Year	(0.53)%
5 Years	3.64%
Start of Performance (8/5/1996)	4.83%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge=$9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LBMBGS is a weighted index that combines components of the LBMBSI and the LBGI. Figures shown for the index assume a constant weighting of 60% LBMBSI and 40% LBGI throughout the reporting period. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Government Income Securities, Inc. (Class F Shares) (the "Fund") from February 29, 1996 to February 28, 2006, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index (LBMBGS) comprised of 60% Lehman Brothers Mortgage Backed Securities Index (LBMBSI) and 40% Lehman Brothers Government Index (LBGI). 2

Average Annual Total Returns [3] for the Period Ended 2/28/2006
1 Year	0.23%
5 Years	4.41%
10 Years	5.50%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge=$9,900). A contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The LBMBGS is a weighted index that combines components of the LBMBSI and the LBGI. Figures shown for the index assume a constant weighting of 60% LBMBSI and 40% LBGI throughout the reporting period. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or average.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At February 28, 2006, the Fund's portfolio composition 1 was as follows:

Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	58.3%
U.S. Treasury Securities	22.0%
Other U.S. Government Agency Securities	12.5%
Non-Agency Mortgage-Backed Securities	6.4%
Repurchase Agreements--Cash	0.6%
Repurchase Agreements--Collateral [2]	23.2%
Other Assets and Liabilities--Net [3]	(23.0)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending and/or dollar roll transactions, as well as cash covering when issued and delayed delivery transactions.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

February 28, 2006

Principal Amount			Value
		U.S. TREASURY--22.0%
$15,000,000	[1]	Notes, 3.750%, 3/31/2007	$14,845,197
13,000,000	[1]	Notes, 4.375%, 1/31/2008	12,924,948
13,000,000	[1]	Notes, 3.250%, 8/15/2008	12,577,687
21,700,000	[1]	Notes, 3.500%, 2/15/2010	20,806,155
22,000,000	[1]	Notes, 4.250%, 8/15/2013 - 11/15/2014	21,470,525
8,246,480		U.S. Treasury Inflation Protected Note, 1.625%, 1/15/2015	8,006,197
10,200,000	[1]	Bonds, 7.250%, 5/15/2016	12,343,462
16,200,000	[1]	Bonds, 8.125%, 5/15/2021 - 8/15/2021	22,166,494
6,500,000	[1]	Bonds, 6.875%, 8/15/2025	8,287,429
9,000,000	[1]	Bonds, 5.375%, 2/15/2031	10,006,950
		TOTAL U.S. TREASURY (IDENTIFIED COST $142,856,124)	143,435,044
		GOVERNMENT AGENCIES--12.5%
		Federal Home Loan Bank System--0.3%
2,200,000		3.875%, 6/8/2007	2,170,160
		Federal Home Loan Mortgage Corporation--10.1%
20,000,000		4.125%, 4/2/2007	19,821,238
24,000,000		4.250%, 6/23/2008	23,597,062
5,000,000		4.750%, 1/18/2011	4,965,012
15,000,000		5.000%, 11/1/2010	14,848,411
2,500,000		5.625%, 11/23/2035	2,477,395
		TOTAL	65,709,118
		Federal National Mortgage Association--2.1%
3,500,000		3.375%, 5/15/2007	3,429,394
10,000,000		4.000%, 12/14/2007	9,823,443
		TOTAL	13,252,837
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $81,731,996)	81,132,115
Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--55.4%
		Federal Home Loan Mortgage Corporation--23.5%
$70,801,526		5.000%, 8/1/2018 - 1/1/2036	$68,957,404
66,533,201		5.500%, 10/1/2019 - 2/1/2036	66,113,596
3,325,186		6.000%, 9/1/2032	3,362,544
12,584,217		7.000%, 9/1/2030 - 4/1/2032	13,008,813
1,262,369		7.500%, 6/1/2007 - 12/1/2015	1,302,712
416,162		8.000%, 2/1/2031	442,546
		TOTAL	153,187,615
		Federal National Mortgage Association--30.9%
38,020,308		4.500%, 4/1/2019 - 1/1/2021	36,970,449
32,578,435		5.000%, 1/1/2021 - 5/1/2034	31,849,237
54,906,787		5.500%, 3/1/2023 - 1/1/2036	54,460,542
50,790,376		6.000%, 5/1/2016 - 10/1/2035	51,385,319
21,850,221		6.500%, 8/1/2032 - 3/1/2036	22,399,999
929,991		7.000%, 1/1/2031 - 3/1/2032	963,175
2,458,893		7.500%, 7/1/2028 - 2/1/2030	2,589,508
658,077		8.000%, 2/1/2030 - 1/1/2031	701,106
		TOTAL	201,319,335
		Government National Mortgage Association--1.0%
544,876		5.500%, 12/20/2014 - 5/20/2018	548,383
349,008		6.000%, 12/15/2013 - 5/15/2024	358,161
262,713		6.500%, 9/15/2013 - 5/20/2016	269,935
460,870		7.000%, 4/20/2016 - 10/15/2028	482,599
514,007		7.500%, 7/15/2029 - 1/15/2031	543,678
79,068		8.000%, 6/15/2017	83,036
229,546		8.500%, 12/15/2029 - 11/15/2030	244,621
15,924		9.000%, 2/15/2009	16,472
780,910		10.500%, 3/15/2016	878,711
523,946		11.000%, 1/15/2010 - 10/15/2019	597,249
1,540,846		12.000%, 5/15/2011 - 1/15/2016	1,770,491
597,824		12.500%, 4/15/2010 - 7/15/2015	680,480
86,327		13.000%, 3/15/2011 - 11/15/2014	99,793
		TOTAL	6,573,609
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $359,851,119)	361,080,559
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--6.4%
$6,264,321		CHASE Mortgage Finance Corp. 2003-S14, Class 1A1, 5.000%, 1/25/2034	$6,025,335
6,702,921		CS First Boston Mortgage Securities Corp, 2005-7, Class 4A3, 5.000%, 8/25/2020	6,557,935
5,972,895		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	5,843,443
5,411,054		First Horizon Mortgage Pass-Through Trust 2003-5, Class 1A14, 5.500%, 7/25/2033	5,312,396
7,773,461		First Horizon Mortgage Pass-Through Trust 2004-AR6, Class 4A1, 5.576%, 11/25/2034	7,760,576
5,807,149		Wells Fargo Mortgage Backed Securities Trust 2003-18, Class A1, 5.500%, 12/25/2033	5,701,266
4,530,599		Wells Fargo Mortgage Backed Securities Trust 2004-DD, Class 1A1, 4.615%, 1/25/2035	4,433,544
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $42,328,519)	41,634,495
		ADJUSTABLE RATE MORTGAGES--2.9%
		Federal National Mortgage Association ARMs--2.9%
14,833,163		5.102%, 12/1/2035	14,798,416
3,902,458		5.295%, 1/1/2036	3,905,251
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $18,701,466)	18,703,667
		REPURCHASE AGREEMENTS--23.8%
3,873,000		Interest in $3,700,000,000 joint repurchase agreement 4.58%, dated 2/28/2006, under which Bank of America N.A. will repurchase U.S. Government Agency securities with various maturities to 4/1/2035 for $3,700,470,722 on 3/1/2006. The market value of the underlying securities at the end of the period was $3,774,000,000	3,873,000
12,100,000	[2]	Interest in $145,000,000 joint repurchase agreement 4.52%, dated 2/13/2006, under which Morgan Stanley & Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 3/1/2036 for $145,509,756 on 3/13/2006. The market value of the underlying securities at the end of the period was $148,544,538 (segregated pending settlement of dollar-roll transactions)	12,100,000
69,432,000		Interest in $1,600,000,000 joint repurchase agreement 4.58%, dated 2/28/2006, under which BNP Paribas Securities Corp. will repurchase U.S. Treasury and U.S. Government Agency securities with various maturities to 2/15/2032 for $1,600,203,556 on 3/1/2006. The market value of the underlying securities at the end of the period was $1,632,031,407 (purchased with proceeds from securities lending collateral)	69,432,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued
$70,000,000		Interest in $1,000,000,000 joint repurchase agreement 4.58%, dated 2/28/2006, under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 5/15/2034 for $1,000,127,222 on 3/1/2006. The market value of the underlying securities at the end of the period was $1,030,004,399 (purchased with proceeds from securities lending collateral)	$70,000,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	155,405,000
		TOTAL INVESTMENTS--123.0% (IDENTIFIED COST $800,874,224) [3]	801,390,880
		OTHER ASSETS AND LIABILITIES - NET--(23.0)%	(149,748,419)
		TOTAL NET ASSETS--100%	$651,642,461

1 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

2 Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven days' notice.

3 The cost of investments for federal tax purposes amounts to $801,937,574.

Note: The categories of investments are shown as a percentage of total net assets at February 28, 2006.

The following acronym is used throughout this portfolio:

ARMs	--Adjustable Rate Mortgages

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2006

Assets:
Investments in securities	$645,985,880
Investments in repurchase agreements	155,405,000
Total investments in securities, at value, including $135,428,836 of securities loaned (identified cost $800,874,224)		$801,390,880
Cash		72,086
Income receivable		3,862,272
Receivable for investments sold		3,406,906
Receivable for shares sold		556,427
TOTAL ASSETS		809,288,571
Liabilities:
Payable for investments purchased	3,323,013
Payable for shares redeemed	1,018,474
Income distribution payable	1,045,318
Payable for collateral due to broker	139,432,000
Payable for dollar roll transactions	12,379,812
Payable for distribution services fee (Note 5)	55,599
Payable for shareholder services fee (Note 5)	124,909
Accrued expenses	266,985
TOTAL LIABILITIES		157,646,110
Net assets for 74,269,830 shares outstanding		$651,642,461
Net Assets Consist of:
Paid-in capital		$712,971,652
Net unrealized appreciation of investments		516,656
Accumulated net realized loss on investments		(62,016,831)
Undistributed net investment income		170,984
TOTAL NET ASSETS		$651,642,461

Statement of Assets and Liabilities-continued

February 28, 2006

Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A Shares:
Net asset value per share ($69,671,740 ÷ 7,929,226 shares outstanding, $0.001 par value, 500,000,000 shares authorized)	$8.79
Offering price per share (100/95.50 of $8.79) [1]	$9.20
Redemption proceeds per share	$8.79
Class B Shares:
Net asset value per share ($72,375,823 ÷ 8,262,004 shares outstanding, $0.001 par value, 500,000,000 shares authorized)	$8.76
Offering price per share	$8.76
Redemption proceeds per share (94.50/100 of $8.76) [1]	$8.28
Class C Shares:
Net asset value per share ($22,676,490 ÷ 2,579,613 shares outstanding, $0.001 par value, 500,000,000 shares authorized)	$8.79
Offering price per share (100/99.00 of $8.79) [1]	$8.88
Redemption proceeds per share (99.00/100 of $8.79) [1]	$8.70
Class F Shares:
Net asset value per share ($486,918,408 ÷ 55,498,987 shares outstanding, $0.001 par value, 500,000,000 shares authorized)	$8.77
Offering price per share (100/99.00 of $8.77) [1]	$8.86
Redemption proceeds per share (99.00/100 of $8.77) [1]	$8.68

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2006

Investment Income:
Interest (including income on securities loaned of $292,232) (net of dollar roll expense of $369,986)			$34,665,227
Expenses:
Investment adviser fee (Note 5)		$5,255,655
Administrative personnel and services fee (Note 5)		560,041
Custodian fees		59,967
Transfer and dividend disbursing agent fees and expenses		677,282
Directors'/Trustees' fees		14,129
Auditing fees		19,933
Legal fees		8,707
Portfolio accounting fees		171,746
Distribution services fee--Class A Shares (Note 5)		164,031
Distribution services fee--Class B Shares (Note 5)		637,361
Distribution services fee--Class C Shares (Note 5)		184,297
Shareholder services fee--Class A Shares (Note 5)		160,552
Shareholder services fee--Class B Shares (Note 5)		212,454
Shareholder services fee--Class C Shares (Note 5)		61,145
Shareholder services fee--Class F Shares (Note 5)		1,311,400
Share registration costs		49,662
Printing and postage		62,867
Insurance premiums		14,383
Taxes		53,076
Miscellaneous		13,563
TOTAL EXPENSES		9,692,251
Waivers (Note 5):
Waiver of investment adviser fee	$(1,752,453)
Waiver of administrative personnel and services fee	(26,066)
Waiver of distribution services fee--Class A Shares	(164,031)
Waiver of shareholder services fee--Class A Shares	(142)
Waiver of shareholder services fee--Class F Shares	(7,944)
TOTAL WAIVERS		(1,950,636)
Net expenses			7,741,615
Net investment income			26,923,612
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(7,352,202)
Net change in unrealized appreciation of investments			(4,600,695)
Net realized and unrealized gain (loss) on investments			(11,952,897)
Change in net assets resulting from operations			$14,970,715

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$26,923,612	$27,634,874
Net realized loss on investments	(7,352,202)	(1,776,473)
Net change in unrealized appreciation/depreciation of investments	(4,600,695)	(12,720,754)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,970,715	13,137,647
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,642,210)	(2,254,989)
Class B Shares	(2,720,483)	(3,486,070)
Class C Shares	(791,868)	(920,235)
Class F Shares	(20,893,086)	(23,271,019)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(27,047,647)	(29,932,313)
Share Transactions:
Proceeds from sale of shares	48,322,540	60,330,127
Net asset value of shares issued in connection with the tax-free transfer of assets from NorthTrack Government Fund	19,211,565	--
Net asset value of shares issued to shareholders in payment of distributions declared	13,529,029	14,152,003
Cost of shares redeemed	(148,740,257)	(202,664,030)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(67,677,123)	(128,181,900)
Change in net assets	(79,754,055)	(144,976,566)
Net Assets:
Beginning of period	731,396,516	876,373,082
End of period (including undistributed net investment income of $170,984 and $179,151, respectively)	$651,642,461	$731,396,516

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2006

1. ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The objective of the Fund is to provide current income.

On May 2, 2005, the Fund received assets from the NorthTrack Government Fund as the result of a tax-free reorganization, as follows:

	Class A Shares of the Fund Issued	NorthTrack Government Fund Net Assets Received	Unrealized Depreciation [1]	Net Assets of the Fund Prior to Combination	Net Assets of NorthTrack Government Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
NorthTrack Government Fund	2,141,758	$19,211,565	$138,200	$716,488,583	$19,211,565	$735,700,148

1 Unrealized Depreciation is included in the NorthTrack Government Fund Net Assets Received amount shown above.

The Fund acquired $2,351,622 in capital loss carryforward from the tax-free transfer of assets from the NorthTrack Government Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the bid prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions of net investment income are declared daily, paid monthly and recorded on the ex-dividend date. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBA securities on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Dollar Roll Transactions

The Fund enters into dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return.

Information regarding dollar roll transactions for the Fund for the year ended February 28, 2006, was as follows:

Maximum amount outstanding during the period	$ 29,591,876
Average amount outstanding during the period [1]	$ 9,700,085
Average shares outstanding during the period	78,816,667
Average debt per share outstanding during the period	$ 0.12

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended February 28, 2006.

Securities Lending

The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of February 28, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$135,428,836	$139,432,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended February 28	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,380,375	$30,095,158	4,800,777	$43,180,580
Shares issued in connection with the tax-free transfer of assets from NorthTrack Government Fund	2,141,758	19,211,565	--	--
Shares issued to shareholders in payment of distributions declared	207,292	1,839,345	177,854	1,598,260
Shares redeemed	(3,342,725)	(29,755,572)	(5,730,164)	(51,596,998)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,386,700	$21,390,496	(751,533)	$(6,818,158)

Year Ended February 28	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	732,528	$6,503,966	680,794	$6,100,946
Shares issued to shareholders in payment of distributions declared	223,567	1,979,002	263,153	2,356,431
Shares redeemed	(3,612,442)	(32,036,320)	(4,592,831)	(41,101,586)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,656,347)	$(23,553,352)	(3,648,884)	$(32,644,209)

Year Ended February 28	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	419,257	$3,725,491	340,807	$3,080,597
Shares issued to shareholders in payment of distributions declared	39,358	349,576	46,523	417,955
Shares redeemed	(795,826)	(7,066,703)	(1,190,035)	(10,700,943)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(337,211)	$(2,991,636)	(802,705)	$(7,202,391)

Year Ended February 28	2006		2005
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	899,682	$7,997,925	886,432	$7,968,004
Shares issued to shareholders in payment of distributions declared	1,056,031	9,361,106	1,090,460	9,779,357
Shares redeemed	(9,000,378)	(79,881,662)	(11,062,422)	(99,264,503)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(7,044,665)	$(62,522,631)	(9,085,530)	$(81,517,142)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,651,523)	$(67,677,123)	(14,288,652)	$(128,181,900)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for dollar rolls and discount accretion/premium amortization on debt securities.

For the year ended February 28, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$115,868	$(115,868)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2006 and 2005 was as follows:

	2006	2005
Ordinary income [1]	$27,047,647	$29,932,313

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of February 28, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,340,944
Net unrealized depreciation	$546,694
Capital loss carryforward	$57,100,523
Other temporary differences	$6,022,918

At February 28, 2006, the cost of investments for federal tax purposes was $801,937,574. The net unrealized depreciation of investments for federal tax purposes was $546,694. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,753,578 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,300,272.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for dollar rolls and discount accretion/premium amortization on debt securities.

At February 28, 2006, the Fund had a capital loss carryforward of $57,100,523 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 27,302,953
2009	$ 21,466,819
2012	$ 40,711
2013	$ 4,109,985
2014	$ 4,180,055

As a result of the tax-free transfer of assets from the NorthTrack Government Fund, certain capital loss carryforwards listed above may be limited.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2006, for federal income tax purposes, post October losses of $3,852,954 were deferred to March 1, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended February 28, 2006, the Adviser voluntarily waived $1,752,453 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended February 28, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Share Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended February 28, 2006, FSC voluntarily waived $164,031 of its fee. For the year ended February 28, 2006, FSC retained $24,481 of fees paid by the Fund.

Sales Charges

For the year ended February 28, 2006, FSC retained $13,718 in sales charges from the sale of Class A Shares. FSC also retained $1,590 of contingent deferred sales charges relating to redemptions of Class C Shares and $5,020 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended February 28, 2006, FSSC voluntarily waived $8,086 of its fee. For the year ended February 28, 2006, FSSC retained $38,308 of fees paid by the Fund.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended February 28, 2006, were as follows:

Purchases	$20,824,347
Sales	$3,784,149

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 20, 2005, the Fund's Board of Directors (the "Directors"), upon the recommendation of the Audit Committee, appointed Ernst & Young LLP ("E&Y") as the Fund's independent registered public accounting firm. The Fund's previous independent registered public accounting firm, Deloitte & Touche LLP ("D&T") declined to stand for re-election. The previous reports issued by D&T on the Fund's financial statements for the fiscal years ended February 29, 2004 and February 28, 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended February 29, 2004 and February 28, 2005: (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with the reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As indicated above, the Fund has appointed E&Y as the independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ending February 28, 2006. During the Fund's fiscal years ended February 29, 2004 and February 28, 2005 and interim period commencing March 1, 2005 and ending May 20, 2005, neither the Fund nor anyone on its behalf has consulted E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned of the subject of a disagreement (as defined in paragraph (a) (1) (IV) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED GOVERNMENT INCOME SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities of Federated Government Income Securities, Inc. (the "Fund"), including the portfolio of investments, as of February 28, 2006, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 28, 2005 and the financial highlights for each of the four years in the period then ended were audited by another independent registered public accounting firm whose report, dated April 15, 2005, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Government Income Securities Inc., at February 28, 2006, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
April 7, 2006

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: September 1981	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA CHAIRMAN AND DIRECTOR Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA DIRECTOR Began serving: April 2006	Principal Occupations: Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1981	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations:. Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions: Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

For the periods ending December 31, 2004, the Fund's performance for both the one and three year periods was above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

G001109-01 (4/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies
- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal
Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for
Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas
P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $19,895

                  Fiscal year ended 2005 - $19,147

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $2,823

                  Transfer Agent Service Auditors Report.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $1,509 and
      $86,706 respectively.  Fiscal year ended 2006 - Sarbanes Oxley sec. 302 procedures.  Fiscal year ended 2005- Attestation services relating to the review of fund share transactions and Transfer Agent Service
      Auditors Report.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2006 - $0

                  Fiscal year ended 2005 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,412 and
      $14,135 respectively.  Fiscal year ended 2006- Executive compensation analysis.  Fiscal year ended 2005- Discussions with auditors related to market timing and late trading activities and executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and
non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit
Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.
The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.
AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide
Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit
Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all
Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by
                  the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management
                  and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or
                  under common control with the investment adviser that
                  provides ongoing services to the registrant to its
                  accountant during the fiscal year in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant  at the time of the engagement to be
                  non-audit services; and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such
                  approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or
Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2006 - 0%

            Fiscal year ended 2005 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2006 - $82,024

            Fiscal year ended 2005 - $195,266

(h)         The registrant's Audit Committee has considered that the
provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within
90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Government Income Securities, Inc.

By          /s/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
                        (insert name and title)
Date        April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /s/ J. Christopher Donahue
            J. Christopher Donahue, Principal Executive Officer
Date        April 21, 2006

By          /s/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
Date        April 24, 2006